SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2016

EnviroStar, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-14757	11-2014231
(Commission File Number)	(IRS Employer Identification No.)

290 N.E. 68 Street, Miami, Florida 33138

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (305) 754-4551

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 8, 2016, EnviroStar, Inc. issued a press release announcing that it has executed a definitive asset purchase agreement to acquire substantially all of the assets of Western State Design LLC. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press release of EnviroStar, Inc., dated September 8, 2016.

Additional Information and Where to Find it

In connection with the issuance of the shares of the Company’s common stock under the asset purchase agreement which requires stockholder approval, the Company intends to either (i) file a proxy statement in accordance with Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (ii) file an information statement in accordance with Regulation 14C under the Exchange Act, and in each case, other relevant materials with the Securities and Exchange Commission (the “SEC”). The definitive proxy statement or definitive information statement, as the case may be, will also be mailed to the Company’s stockholders, who are urged to read the definitive proxy statement or definitive information statement, as the case may be, and all other relevant documents filed with the SEC, when they become available, because they will contain important information. The Company’s stockholders will be able to obtain these documents (when available) free of charge at the SEC’s web site, http://www.sec.gov. In addition, they may obtain free copies of these documents by contacting the Company’s Secretary at 290 N.E. 68th Street, Miami, Florida 33138, telephone: (305) 754-4551.

If the Company solicits proxies from its stockholders in connection with the issuance of shares of the Company’s common stock under the asset purchase agreement which requires stockholder approval, the Company and certain of its directors and executive officers may be deemed to be participants in such solicitation. A list of the names and other information regarding the directors and executive officers of the Company is available in the Company’s Definitive Proxy Statement for its 2015 Annual Meeting of Stockholders filed with the SEC on October 14, 2015, which can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such potential participants will be included in any definitive proxy statement relating to the stock issuances that require stockholder approval when it becomes available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnviroStar, Inc.

Date: September 8, 2016	By:	/s/ Henry Nahmad
Henry Nahmad,
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of EnviroStar, Inc., dated September 8, 2016.